UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2004

Analex Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5404	71-0869563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5904 Richmond Highway, Suite 300, Alexandria, VA 22309

(Address of principal executive offices)         (Zip Code)

(703) 329-9400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 5.	Other Events

On June 15, 2004, Analex Corporation (the “Company” or “Analex”) announced the appointment of Thomas L. Hewitt to the Company’s Board of Directors. In the same press release, the Company also announced that the Board has amended its Bylaws to increase the size of the Board from seven (7) directors to nine (9) directors. A copy of the Company’s Second Amendment to the Amended and Restated Bylaws is attached as Exhibit 3.1 hereto and incorporated by reference herein. A copy of the Company’s press release announcing Mr. Hewitt’s appointment and the amendment to the Bylaws is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.	Financial Statements and Exhibits

(c) A copy of the Company’s Second Amendment to the Amended and Restated Bylaws is included herein as Exhibit 3.1. A copy of the Company’s press release dated June 15, 2004 is included herein as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALEX CORPORATION

Date:	June 15, 2004	By:	/s/ Ronald B. Alexander
Ronald B. Alexander Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit
3.1	Second Amendment to the Amended and Restated Bylaws.
99.1	Press Release dated June 15, 2004 regarding Thomas Hewitt’s appointment to the Board and the Second Amendment to the Amended and Restated Bylaws.